UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2026
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2026, the Board of Directors (the “Board”) of Arcutis Biotherapeutics, Inc. (the “Company”) increased the authorized number of directors on the Board from ten to eleven directors and appointed Dr. Robert Scott as a new member of the Board and the Nominating and Corporate Governance Committee of the Board. Dr. Scott was appointed as a Class II director, with a term expiring at the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or his earlier death, resignation, disqualification or removal. The Board determined that Dr. Scott qualifies as an independent director under the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market LLC.

Robert Scott, M.D., age 73, has served in various leadership positions in the global pharmaceuticals industry for several decades. Dr. Scott previously served as Chief Medical Officer and Head of Development of AbbVie Inc., a publicly traded global biopharmaceutical company, from April 2016 until his retirement in April 2020. Prior to AbbVie Inc., Dr. Scott served as Vice President, Global Development and Therapeutic Area Head at Amgen Inc., a publicly traded global biopharmaceutical company, from November 2010 to March 2016. In that role, he led the Cardiovascular, Metabolic, Nephrology, Neuroscience, Bone and Inflammation Therapeutic Areas and was Head of the Amgen Development Design Center. Before Amgen Inc., Dr. Scott served as Chief Medical Officer and Head of Development of Cerenis Therapeutics, a then-privately held pharmaceutical company, from January 2008 to May 2010. He also previously served as Executive Vice President, Research and Development and Chief Medical Officer of AtheroGenics, Inc., a biopharmaceutical company, from August 2002 to September 2007. Prior to AtheroGenics, Inc., Dr. Scott held various positions at Pfizer Inc. from 1992 to 2002, most recently as Vice President, Worldwide Therapeutic Head of the Cardiovascular and Metabolic Group. He began his career in the pharmaceutical industry as a Medical Advisor at Janssen, an affiliate of Johnson & Johnson, from 1987 to 1989. From January 2012 to December 2016, Dr. Scott served as the non-voting industry representative on the U.S. Food and Drug Administration's Cardiovascular and Renal Drugs Advisory Committee. Dr. Scott currently serves as a member of the boards of directors of Confo Therapeutics, Draupnir Bio, Oncospherix and Variant Bio, each a private biotechnology company. He previously served as a member of the boards of directors of Windtree Therapeutics, Inc., a publicly traded biotechnology company, from February 2021 to September 2024, Redx Pharma plc, a formerly publicly traded pharmaceutical company that was listed on the London Stock Exchange, from January 2024 to December 2024, and ArisGlobal, a private life sciences software company, from June 2020 to October 2024. Dr. Scott holds a B.Sc. in Microbiology and Biochemistry and an M.B.Ch.B. in Medicine from the University of Cape Town and a Diploma in Obstetrics from the College of Medicine of South Africa.

As a non-employee director, Dr. Scott will receive compensation in accordance with the Company’s non-employee director compensation program, as amended. Pursuant to this program, upon the effective date of his appointment to the Board, Dr. Scott received an initial stock option award exercisable for 20,507 shares of the Company’s common stock, and is eligible for the prorated annual equity award fair valued at approximately $350,000 (allocated 65% to stock options and 35% to restricted stock units) and for the prorated portion of the annual cash retainer in the amount of $50,000 for service on the Board and $5,000 for service as a member of the Nominating and Corporate Governance Committee. The initial stock option award will vest in three equal annual installments on the anniversary of the date of Mr. Scott’s appointment to the Board, and the prorated annual equity award immediately before the annual meeting following the grant date, subject to Dr. Scott’s continued service to the Company through such date.

In addition, the Company will enter into an indemnification agreement with Dr. Scott on the form previously approved by the Board and entered into with the Company’s other directors.

There is no arrangement or understanding between Dr. Scott and any other person pursuant to which he was selected as a director. There are no family relationships between Dr. Scott and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Dr. Scott has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 28, 2026, the Company issued a press release announcing the appointment of Dr. Scott. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Arcutis Biotherapeutics, Inc. Appoints Dr. Rob Scott to Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: October 28, 2026	By:	/s/ Latha Vairavan
Latha Vairavan Chief Financial Officer